                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 16, 2005

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


       West Virgini                       0-30665                55-0773918
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)



                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520


                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On May 16, 2005, CNB Financial Services, Inc. ("the Company") issued a press release, attached as Exhibit 99, announcing the Company's first quarter 2005 earnings. Furnished as Exhibit 99 and incorporated herein by reference is the press release issued by the Company announcing its first quarter 2005 earnings.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                99              Press release issued on May 16, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CNB FINANCIAL SERVICES, INC.


                                                  By:  /s/ Thomas F. Rokisky
                                                       ------------------------
                                                       Thomas F. Rokisky
                                                       President/CEO


Date:  May 16, 2005